Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Media Relations:	CarolAnn Hibbard, (508) 661-2264, news@ameresco.com
	Investor Relations:	Andrew Spence, (508) 661-2212, ir@ameresco.com
Ameresco Reports Second Quarter 2010 Financial Results
Second Quarter 2010 Financial Highlights
•	Second quarter revenues increased 58% year-over-year to $141.4 million

•	Second quarter net income increased 348% year-over-year to $7.7 million

•	Net income per diluted share was $0.21 in the second quarter of 2010 compared to $0.05 per diluted share in the second quarter of 2009

•	Provides revenues and earnings guidance for full-year 2010
FRAMINGHAM, MA — August 12, 2010 — Ameresco, Inc. (NYSE:AMRC) a leading provider of comprehensive energy solutions, today announced financial results for the quarter ended June 30, 2010. Ameresco had revenues of $141.4 million in the second quarter of 2010, compared to $89.5 million in the second quarter of 2009, an increase of 58%. Net income for the second quarter of 2010 was $7.7 million, compared to $1.7 million in second quarter of 2009, an increase of 348%. Net income per diluted share was $0.21 in the second quarter of 2010, compared to $0.05 per diluted share in the same quarter of 2009.
“Ameresco achieved strong growth in the second quarter as we continued to successfully implement our 2010 business plan,” said George Sakellaris, president and chief executive officer of Ameresco. “In the second quarter, we continued to execute on our strategy of signing more projects across regions, including Massachusetts, Maryland and California, in our energy efficiency business. In addition, we signed the Grand Erie District School Board project which represents our largest solar project to-date in Canada in our renewable energy business. With strong operating results, continued market expansion, and the capital provided from our recent IPO, we believe that Ameresco is well positioned to continue to deliver top-quality customer-driven solutions, while creating value for our shareholders.”
With greater market demand for energy solutions, Ameresco’s second quarter results were driven by stronger overall revenues, improved gross profit margins particularly from renewable energy projects, and by increased operating leverage.
For the six months ended June 30, 2010, Ameresco reported total revenues of $247.0 million, compared to $162.8 million for the same period in 2009, an increase of 52%. Net income for the first six months of 2010 was $9.0 million, or $0.24 per diluted share, compared with $2.1 million, or $0.06 per diluted share for the first six months of 2009. Net income for the period increased 320%.
Operating Highlights
•	EBITDA for the second quarter of 2010 increased by 278% over the second quarter of 2009 to $14.6 million.

•	EBITDA for the first six months of 2010 increased 216% over the first six months of 2009 to $19.7 million.

•	Operating cash flows were $2.5 million for the second quarter of 2010.

•	Total backlog of contracted, and awarded but not yet contracted, projects remains strong at $1.1 billion.
Some Key Project Highlights for Q2 2010
•	City of Lowell, MA — Ameresco signed a 20-year energy savings performance contract for $21.1 million which includes 28 energy conservation measures to be implemented city wide.

•	NASA Goddard Space Flight Center, MD — Ameresco signed a $4.5 million, 11 year, energy savings performance contract with NASA’s Goddard Space Flight Center, Maryland, where Ameresco will comprehensively retro-commission several buildings and implement site-wide energy efficient retrofits.

•	San Francisco Housing Authority, CA — Ameresco signed an $11.7 million contract with the SFHA covering three developments and 455 units of housing. This contract is funded with the U.S. Department of Housing and Urban Development Capital Fund Recovery Competition Grants as part of the American Recovery and Reinvestment Act stimulus funding that HUD received.

•	Grand Erie District School Board, Ontario — This project, the company’s largest solar project to-date, involves 22 schools in Canada. Ameresco will install 3.2 MW of solar rooftop PV under the OPA standard offer program.
Outlook
Ameresco expects that for the year ending December 31, 2010, it will earn total revenues in the range of $575 million to $585 million, EBITDA will be in the range of $52 million to $54 million, and net income will be in the range of $26.5 million to $27.2 million. The company also expects that net income per diluted share for 2010 will be in the range of $0.62 to $0.65.
Webcast Reminder
Ameresco will hold its earnings conference call today, August 12, at 10:30 a.m. Eastern Time with president and CEO, George Sakellaris, and vice president and chief financial officer, Andrew Spence, to discuss details regarding the company’s second quarter 2010 results, business outlook and strategy. Participants may access it by dialing domestically (888) 679-8034 or internationally (617) 213-4847. The passcode is 26427295. Those who wish to listen only to the conference call webcast may visit the “Investor Relations” section of the Company’s website at www.ameresco.com. Participants are advised to dial-in at least ten minutes prior to the call to register.
Pre-Registration for the call is available at: https://www.theconferencingservice.com/prereg/key.process?key=PYPFH9J34. Pre-registrants will be issued a pin number to use when dialing into the live call which will provide quick access to the conference by bypassing the operator upon connection.
The webcast will be available on the Company’s website shortly after the call.
Use of Non-GAAP Financial Measures
This press release and the accompanying tables reflect EBITDA, which is a non-GAAP financial measure. For a description of this non-GAAP financial measure, including the reasons management uses this measure and a reconciliation of EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see the section of the accompanying tables titled “Non-GAAP Financial Measures” in Exhibit A.
About Ameresco, Inc.
Ameresco, Inc. was incorporated in Delaware in April 2000 and is a leading independent provider of comprehensive energy efficiency solutions for facilities throughout North America. Ameresco’s solutions include upgrades to a facility’s energy infrastructure, and the development, construction, and operation of renewable energy plants. With corporate headquarters located in Framingham, MA, Ameresco has 54 offices in 29 states and four Canadian provinces. For more information, visit www.ameresco.com.
Safe Harbor Statement
Any statements in this press release about future expectations, plans and prospects for Ameresco, Inc., including statements about backlog, estimated future revenues and projects, as well as other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment the addition of new customers or the loss of existing customers; and other factors discussed in Ameresco’s final prospectus related to its initial public offering, filed with the U.S. Securities and Exchange Commission on July 22, 2010, as well as in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which will be filed with the SEC. In addition, the forward-looking statements included in this press release represent Ameresco’s views as of the date of this press release. Ameresco anticipates that subsequent events and developments will cause its views to change. However, while Ameresco may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Ameresco’s views as of any date subsequent to the date of this press release.
A registration statement relating to Ameresco’s Class A common stock has been filed with, and declared effective by, the Securities and Exchange Commission. The offering of these securities may be made only by means of a prospectus. A copy of the final prospectus relating to the offering may be obtained from BofA Merrill Lynch at 4 World Financial Center, New York, NY 10080, Attn: Prospectus Department, or by emailing dg.prospectus_requests@baml.com. It may also be obtained from the Securities and Exchange Commission website at http://www.sec.gov/Archives/edgar/data/1488139/000095012310067046/b79273b4e424b4.htm. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

AMERESCO, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND JUNE 30, 2010

	2009	2010
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$47,927,540	$21,134,396
Restricted cash	9,249,885	12,678,202
Accounts receivable, net	61,279,515	61,796,173
Accounts receivable retainage	9,242,288	11,467,635
Costs and estimated earnings in excess of billings	14,009,076	21,694,313
Inventory, net	4,237,909	5,332,967
Prepaid expenses and other current assets	8,077,761	11,748,800
Deferred income taxes	9,279,473	10,071,666
Project development costs	8,468,974	8,386,250

Total current assets	171,772,421	164,310,402

Federal ESPC receivable financing	51,397,347	110,087,030
Property and equipment, net	4,373,256	4,204,292
Project assets, net	117,637,990	126,439,662
Deferred financing fees, net	3,582,560	4,311,988
Goodwill	16,132,429	16,132,429
Other assets	10,648,605	8,627,293

	203,772,187	269,802,694

	$375,544,608	$434,113,096

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$8,093,016	$9,304,492
Accounts payable	75,578,378	64,795,981
Accrued expenses	18,362,674	9,815,128
Billings in excess of cost and estimated earnings	28,166,364	31,737,557
Incomes taxes payable	2,129,529	3,705,988

Total current liabilities	132,329,961	119,359,146

Long-term debt, less current portion	102,807,203	163,411,373
Subordinated debt	2,998,750	2,998,750
Deferred income taxes	11,901,645	11,901,645
Deferred grant income	4,158,508	4,049,541
Other liabilities	18,578,754	21,628,116

	140,444,860	203,989,425

Stockholders’ equity:
Series A convertible preferred stock, $0.0001 par value, 3,500,000 shares authorized, 3,210,000 shares issued and outstanding	321	321
Common stock, $0.0001 par value, 60,000,000 shares authorized, 17,998,168 shares issued and 13,282,284 outstanding at 12/31/2009, 19,044,060 shares issued and 14,210,776 outstanding at 6/30/2010	1,800	1,904
Additional paid-in capital	10,466,312	11,986,225
Retained earnings	97,882,985	106,868,301
Accumulated other comprehensive income	2,831,970	1,090,345
Less — treasury stock, at cost, 4,715,884 shares and 4,833,284 shares, respectively	(8,413,601)	(9,182,571)

Total stockholders’ equity	102,769,787	110,764,525

Total liabilities and stockholders’ equity	$375,544,608	$434,113,096

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2009 AND 2010

	Three Months Ended June 30,
	2009	2010
	(Unaudited)
Revenue:
Energy efficiency revenue	$77,258,254	$100,827,659
Renewable energy revenue	12,199,224	40,526,848

	89,457,478	141,354,507

Direct expenses:
Energy efficiency expenses	64,100,331	83,064,955
Renewable energy expenses	10,011,218	32,135,716

	74,111,549	115,200,671

Gross Profit	15,345,929	26,153,836

Operating expenses:
Salaries and benefits	5,387,395	5,327,713
Project development costs	2,857,289	2,047,505
General, administrative and other	5,331,328	6,765,107

	13,576,012	14,140,325

Operating income	1,769,917	12,013,511

Other income (expense), net	612,798	(1,216,698)

Income before provision for income taxes	2,382,715	10,796,813
Income tax provision	662,266	3,089,175

Net income	1,720,449	7,707,638

Other comprehensive income (loss):
Unrealized loss from interest rate hedge, net of tax	—	(1,231,352)
Foreign currency translation adjustment	402,628	(1,183,944)

Comprehensive income:	$2,123,077	$5,292,342

Net income per share attributable to common shareholders:
Basic	$0.18	$0.56
Diluted	$0.05	$0.21
Weighted average common shares outstanding:
Basic	9,549,427	13,742,472
Diluted	34,926,267	38,412,419

Non-GAAP Financials Measures
Other non-GAAP Disclosures
Gross Margins
Energy efficiency revenue	17.0%	17.6%
Renewable energy revenue	17.9%	20.7%

Total	17.2%	18.5%

Operating expenses as a percent of revenue	15.2%	10.0%

Earnings before interest, taxes, depreciation and amortization (EBITDA)
Operating income	$1,769,917	$12,013,511
Depreciation and impairment	1,479,307	1,919,581
Stock-based compensation	616,386	668,065

EBITDA	$3,865,610	$14,601,157

EBITDA margin	4.3%	10.3%

Construction backlog
Awarded	$711,026,718	$464,968,041

Fully-contracted	457,394,099	668,106,767

Total constuction backlog	$1,168,420,817	$1,133,074,808

Note:	Awarded represents estimated future revenues from projects that have been awarded, though the contracts have not yet been signed.

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2010

	Six Months Ended June 30,
	2009	2010
	(Unaudited)
Revenue:
Energy efficiency revenue	$134,486,311	$175,715,228
Renewable energy revenue	28,358,248	71,267,865

	162,844,559	246,983,093

Direct expenses:
Energy efficiency expenses	110,870,599	145,589,102
Renewable energy expenses	22,935,046	56,841,126

	133,805,645	202,430,228

Gross Profit	29,038,914	44,552,865

Operating expenses:
Salaries and benefits	11,453,135	13,484,742
Project development costs	5,594,996	5,176,942
General, administrative and other	9,553,489	11,315,045

	26,601,620	29,976,729

Operating income	2,437,294	14,576,136

Other income (expense), net	588,357	(2,072,387)

Income before provision for income taxes	3,025,651	12,503,749
Income tax provision	887,293	3,518,433

Net income	2,138,358	8,985,316

Other comprehensive income (loss):
Unrealized loss from interest rate hedge, net of tax	—	(1,551,579)
Foreign currency translation adjustment	(261,110)	(190,045)

Comprehensive income:	$1,877,248	$7,243,692

Net income per share attributable to common shareholders:
Basic	$0.22	$0.66
Diluted	$0.06	$0.24
Weighted average common shares outstanding:
Basic	9,585,190	13,513,649
Diluted	34,962,030	38,115,517

Non-GAAP Financial Measures
Other non-GAAP Disclosures
Gross Margins
Energy efficiency revenue	17.6%	17.1%
Renewable energy revenue	19.1%	20.2%

Total	17.8%	18.0%

Operating expenses as a percent of revenue	16.3%	12.1%

Earnings before interest, taxes, depreciation and amortization (EBITDA)
Operating income	$2,437,294	$14,576,136
Depreciation and impairment	2,585,908	4,062,244
Stock-based compensation	1,232,986	1,107,151

EBITDA	$6,256,188	$19,745,531

EBITDA margin	3.8%	8.0%

AMERESCO, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JUNE 30, 2009 AND 2010

	Three Months Ended June 30,
	2009	2010
	(Unaudited)
Cash flows from operating activities:
Net income	$1,720,449	$7,707,638
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation of project assets	1,249,390	1,661,726
Depreciation of property and equipment	229,917	257,855
Amortization of deferred financing fees	37,444	97,655
Provision for bad debts	—	2,111,000
Unrealized (gain) loss on interest rate swaps	1,306,578	2,861,794
Stock-based compensation expense	616,386	668,065
Deferred income taxes	(1,667,352)	(2,394,601)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	5,746,160	55,536,045
Accounts receivable	(18,419,853)	(13,865,733)
Accounts receivable retainage	2,279,034	1,007,235
Federal ESPC receivable financing	(6,352,109)	(60,539,815)
Inventory	893,238	(551,643)
Costs and estimated earnings in excess of billings	(3,862,955)	(5,096,250)
Prepaid expenses and other current assets	(2,373,616)	(185,082)
Project development costs	(1,127,285)	(50,222)
Other assets	4,714,428	821,536
Increase (decrease) in:
Accounts payable and accrued expenses	213,592	8,907,545
Billings in excess of cost and estimated earnings	5,752,093	4,358,402
Other liabilities	1,903,822	(2,163,890)
Income taxes payable	601,670	1,329,064

Net cash provided by (used in) operating activities	(6,538,969)	2,478,324

Cash flows from investing activities:
Purchases of property and equipment	(545,590)	(59,719)
Purchases of project assets	(7,440,852)	(6,492,890)

Net cash provided by (used in) investing activities	(7,986,442)	(6,552,609)

Cash flows from financing activities:
Payments of financing fees	—	(711,355)
Issuance of stock	—	412,866
Repurchase of stock	—	(768,970)
Proceeds from (repayments of) senior secured credit facility	4,746,895	6,418,897
Proceeds from long-term debt financing	11,628,546	—
Restricted cash	(1,052,492)	(509,477)
Payments on long-term debt	(295,308)	(3,450,145)

Net cash provided by (used in) financing activities	15,027,641	1,391,816

Effect of exchange rate changes on cash	1,423,105	(544,614)

Net increase (decrease) in cash and cash equivalents	1,925,335	(3,227,083)
Cash and cash equivalents, beginning of year	6,930,067	24,361,479

Cash and cash equivalents, end of year	$8,855,402	$21,134,396

AMERESCO, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2010

	Six Months Ended June 30,
	2009	2010
	(Unaudited)
Cash flows from operating activities:
Net income	$2,138,358	$8,985,316
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation of project assets	2,052,797	3,416,858
Depreciation of property and equipment	533,111	645,386
Amortization of deferred financing fees	102,646	168,005
Provision for bad debts	—	2,111,000
Unrealized (gain) loss on interest rate swaps	1,988,945	2,728,203
Stock-based compensation expense	1,232,986	1,107,151
Deferred income taxes	733,141	(792,193)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	7,934,602	55,750,984
Accounts receivable	(8,081,111)	(2,933,663)
Accounts receivable retainage	1,522,245	(2,287,508)
Federal ESPC receivable financing	(8,296,695)	(58,689,683)
Inventory	308,353	(1,095,058)
Costs and estimated earnings in excess of billings	(12,121,185)	(7,800,862)
Prepaid expenses and other current assets	(1,618,440)	(3,701,125)
Project development costs	(1,643,651)	82,038
Other assets	6,118,743	2,021,312
Increase (decrease) in:
Accounts payable and accrued expenses	(10,120,902)	(19,190,845)
Billings in excess of cost and estimated earnings	1,991,911	3,652,554
Other liabilities	(9,360,668)	(1,230,357)
Income taxes payable	(1,607,697)	1,595,453

Net cash provided by (used in) operating activities	(26,192,511)	(15,457,034)

Cash flows from investing activities:
Purchases of property and equipment	(922,138)	(484,095)
Purchases of project assets	(16,928,569)	(12,367,371)

Net cash provided by (used in) investing activities	(17,850,707)	(12,851,466)

Cash flows from financing activities:
Payments of financing fees	(70,063)	(897,433)
Issuance of stock	—	412,866
Repurchase of stock	(874,948)	(768,970)
Proceeds from (repayments of) senior secured credit facility	10,612,791	11,435,901
Proceeds from long-term debt financing	26,722,299	812,398
Restricted cash	(1,282,874)	(4,819,258)
Payments on long-term debt	(1,448,529)	(4,792,696)

Net cash provided by (used in) financing activities	33,658,676	1,382,808

Effect of exchange rate changes on cash	1,090,799	132,548

Net increase (decrease) in cash and cash equivalents	(9,293,743)	(26,793,144)
Cash and cash equivalents, beginning of year	18,149,145	47,927,540

Cash and cash equivalents, end of year	$8,855,402	$21,134,396

Non-GAAP Financial Measures
Ameresco defines EBITDA as operating income before depreciation and impairment expense and share-based compensation expense. EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or any other measure of financial performance calculated and presented in accordance with GAAP.
The Company believes EBITDA is useful to investors in evaluating its operating performance for the following reasons: EBITDA and similar non-GAAP measures are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use EBITDA and similar non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our EBITDA in different historical periods, our investors can evaluate our operating results without the additional variations of depreciation and amortization expense, and share-based compensation expense.
Ameresco’s management uses EBITDA: as a measure of operating performance, because it does not include the impact of items that management does not consider indicative of our core operating performance; for planning purposes, including the preparation of the annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of Ameresco’s business strategies; and in communications with the board of directors and investors concerning Ameresco’s financial performance.
The Company understands that, although measures similar to EBITDA are frequently used by investors and securities analysts in their evaluation of companies, EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for GAAP operating income or an analysis of Ameresco’s results of operations as reported under GAAP. Some of these limitations are: EBITDA does not reflect the Company’s cash expenditures or future requirements for capital expenditures or other contractual commitments; EBITDA does not reflect changes in, or cash requirements for, Ameresco’s working capital needs; EBITDA does not reflect stock-based compensation expense; EBITDA does not reflect cash requirements for income taxes; EBITDA does not reflect net interest income (expense); although depreciation, amortization and impairment are non-cash charges, the assets being depreciated, amortized or impaired will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for these replacements; and other companies in Ameresco’s industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure.
To properly and prudently evaluate Ameresco’s business, we encourage you to review our GAAP financial statements included above, and not to rely on any single financial measure to evaluate the business. Please refer to the above reconciliation of EBITDA to operating income, the most comparable GAAP measure.
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